Exhibit 10.33
PORTIONS OF INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN
EXCLUDED FROM THIS AGREEMENT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. EXCLUDED INFORMATION IS MARKED AS [***] BELOW.
SECOND AMENDMENT
TO THE INTEGRATION, SUPPLY AND DISTRIBUTION AGREEMENT
This Second Amendment to the Integration, Supply and Distribution Agreement (this “Amendment”) is entered into as of June 1, 2026, by and between Abbott Diabetes Care Inc., a Delaware corporation having a principal place of business at 1420 Harbor Bay Parkway, Alameda CA 94502 (“ADC”), and Medtronic MiniMed, Inc., a Delaware corporation with offices at 18000 Devonshire Street, Northridge, CA 91325 (“MDT”). ADC and MDT are sometimes referred to herein individually as a “Party” and collectively as the “Parties.” Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.
WHEREAS, ADC and MDT are parties to that certain Integration, Supply and Distribution Agreement entered into as of July 31, 2024 (the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement to, among other things, include dual glucose and ketone (“DGK”) sensors in the Agreement in accordance with the terms set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound, do hereby agree to amend the Agreement as follows.
1.Definitions.
(a)The following definitions are hereby added to the Agreement:
(i)1.19B “Amendment 2 Effective Date” means June 1, 2026.
(ii)1.30C “Co-branded DGK Sensor” means a DGK Sensor that is co-branded by ADC and MDT in accordance with Section 7.4(c).
(iii)1.43C “DGK Clinical Study” has the meaning set forth in Section 3.2(d).
(iv)1.43D [***] means Commercialization of an ADC-MDT System developed pursuant to Section 3.1(d) that uses a Co-branded DGK Sensor. For clarity [***] is not limited to the Field of Use.
(v)1.43E [***] means, (a) with respect to [***], the period commencing at the end of the [***] Period and continuing for the remainder of the Term with respect to the DGK Sensors and (b) with respect to any other Launch Country, the period commencing on the Amendment 2 Effective Date and continuing for the remainder of the Term with respect to the DGK Sensors.
(vi)1.43F “DGK Sensor” means an on-body device (including in vivo continuous glucose and ketone monitoring sensor, electronics, and functions performed by the electronics (e.g., communication)) as well as any updates to such on-body device, that is developed by ADC for monitoring both glucose and ketone analytes.
(vii)1.43G [***] means Commercialization in [***] in the Field of Use of an ADC-MDT System that uses a Co-Branded DGK Sensor developed pursuant to Section 3.1(d).
(viii)1.43H [***] means (a) the period commencing on the Amendment 2 Effective Date and ending on the date that is [***]after Regulatory Approval by the FDA of first Co-branded DGK Sensor for use in the ADC-MDT System, or (b) such other period as may be agreed by the JSC.
(ix)1.47B “Field of Use” [***].
(x)1.63B [***] means all [***] data generated by the DGK Sensors. [***] expressly includes: (i) DGK Sensor information (serial number, model number, and firmware version), (ii) [***], (iii) [***] by the DGK Sensors, and (iv) DGK Sensor operating information [***]. [***] does not include MDT System Data or any glucose data.
(xi)1.66B [***] means a DGK Sensor that is marketed under the Libre brand.
(xii)1.113 [***] means the following subparts of the [***]: (a) [***], (b) other proprietary [***] data parameters of the DGK Sensor that could not be obtained through the use of a [***], and (c) ADC clinical trial data that is not in the public domain.
(xiii)1.119B “Study Protocol” has the meaning set forth in Section 3.2(d).
(b)The following definitions are hereby deleted and replaced with the following:
(i)“1.7 “ADC Libre System” means a glucose or glucose and ketone, as applicable, monitoring system consisting of the ADC MDT Glucose Sensors, FreeStyle Libre Technology and ADC proprietary software that enables the receipt, control and display of glucose or glucose and ketone, as applicable, values.”
(ii)“1.10 “ADC MDT Glucose Sensors” means, (a) the FreeStyle Libre 3 Plus Sensor, (b) the DGK Sensors, and (c) [***] to be supplied by or on behalf of ADC to MDT for a Launch Country in accordance with Article IX that are configured to work only with Designated MDT Devices, and (d) the Libre-branded DGK Sensors sold by or on behalf of ADC for use as part of the ADC-MDT System.”
(iii)“1.10A “ADC MDT Glucose Sensor Name Marks” means (a) with respect to the ADC MDT Glucose Sensors other than the DGK Sensors, those marks set forth on Schedule 1.10A and (b) with respect to the Co-branded DGK Sensors, such marks as may be agreed by the Parties.”
(iv)“1.15 “ADC Sensors” means the FreeStyle Libre 3 Plus Sensor, the DGK Sensor, [***].”
(v)“1.16 “ADC Sensor Data” means all data generated by the ADC MDT Glucose Sensors when incorporated with or used in conjunction with the Designated MDT

Devices in the ADC-MDT System. ADC Sensor Data expressly includes: (i) ADC MDT Glucose Sensor information (serial number, model number, and firmware version), (ii) glucose information (interpreted glucose values and glucose rate of change), (iii) [***], (iv) output by the ADC MDT Glucose Sensor, and (v) ADC MDT Glucose Sensor operating information (sensor life counter, sensor status, and error flags). ADC Sensor Data does not include MDT System Data.”
(vi)“1.83 “MDT Insulin Devices” means an insulin delivery device that is either MDT Connected Pens or MDT Infusion Pumps, together with the relevant disposable supplies (e.g., cartridges and infusion sets) and components that (a) are used in connection with the MDT Infusion Pump or MDT Connected Pen, (b) communicate with or control the MDT Infusion Pump or MDT Connected Pen, and (c) may store, process or display data related to the ADC-MDT System. MDT Insulin Devices shall not include a standalone continuous glucose monitor (regardless of whether monitoring single or multiple analytes).”
(vii)“1.94 [***]
(viii)1.104 “Purchase Price” means [***]
(ix)1.106    “Purchase Volume High Threshold” means when MDT sales of ADC MDT Glucose Sensors pursuant to this Agreement, directly or indirectly through multiple tiers of distribution, for an individual [***] meet or exceed [***] directly or indirectly through multiple tiers of distribution [***].
(x)1.107 “Purchase Volume Threshold” means when MDT sales of ADC MDT Glucose Sensors, directly or indirectly through multiple tiers of distribution, in the aggregate for all [***] directly or indirectly through multiple tiers of distribution, in the aggregate in all [***].
2.Governance
(a)Section 2.3 is hereby amended to add the following after the end of clause “(i)”:
“(j) review and approve the study protocol for the Clinical Study and any amendments thereto, and”;
(b)Section 2.3 is hereby amended to replace “(j)” with “(k)”.
3.Development Program.
(a)The following Section 3.1(d) is hereby added to the Agreement:
“(d) DGK Sensors [***]. Within [***] after the Amendment 2 Effective Date or such other timeframe as decided by the JSC, the Parties shall jointly prepare and submit to the JSC for approval an update to the Integration Plan to include each Party’s responsibilities in developing the ADC-MDT System for use with the DGK Sensors. Such update shall be consistent with this Section 3.1(d) and [***].”
(b)The following Section 3.2(d) is hereby added to the Agreement:

“(d) DGK Clinical Study. MDT shall conduct and fund at least one clinical study of Designated MDT Devices with either Libre-branded DGK Sensors or Co-branded DGK Sensors (the “Clinical Study”). The timing, scope, number of patients, patient test-period duration, and all other aspects of the Clinical Study (the “Study Protocol”) will be proposed by MDT for review and approval by the JSC; provided that MDT’s proposal shall be designed to demonstrate the efficacy of the combination of the Designated MDT Device and DGK Sensors. If the JSC has not approved the Study Protocol within [***]of submission from MDT, then the matter shall be referred to the Senior Officers of the Parties, who shall confer in good faith on a resolution of the issue and if the Senior Officers are not able to agree on the resolution of any such issue within [***]after such issue was first referred to them, then, MDT will have no further obligations to conduct the Clinical Study and this Section 3.2(d) will be of no further force or effect. If at ADC’s request the Clinical Study has more than [***] patients or patient test period duration lasts beyond [***], ADC will cover the incremental cost beyond [***] patients or [***]. MDT shall use Commercially Reasonable Efforts to (i) initiate the Clinical Study within [***] following the Amendment 2 Effective Date and (ii) complete the Clinical Study within [***]after it is initiated. The Clinical Study shall be conducted in strict accordance with (A) the terms of the Study Protocol, (B) the Quality Agreement, and (C) Applicable Law.”
(c)The following is hereby added to the end of Section 3.4(a) (Regulatory Plan):
“Within [***]after the Amendment 2 Effective Date or such timeframe as decided by the JSC, the Parties shall prepare and submit to the JSC for approval an amendment to the applicable Regulatory Plan.”
(d)Section 3.4(d) is hereby amended to replace “continuous glucose monitoring” with “continuous glucose monitoring or continuous glucose and ketone monitoring, as applicable”.
4.License to ADC for Intellectual Property created Using Restricted Sensor Data.
The following is hereby added to the end of Section 6.4 (License to ADC for Intellectual Property Created using Restricted ADC Sensor Data):
“MDT hereby grants to ADC and its Affiliates a non-exclusive, royalty-free, fully paid up, perpetual, irrevocable license under any patents (including patent applications, continuations or continuations-in-part of patents or patent applications, divisionals of patents or patent applications) that claim any invention that is invented by or on behalf of MDT or its Affiliates using [***] and that relates to [***] in each case (i) and (ii) to develop, make, have made, use, sell, offer for sale, import, and otherwise exploit products of ADC or its Affiliates. Notwithstanding the foregoing, the licenses granted in each of (i) and (ii) expressly excludes [***]. The foregoing license grants are sublicenseable by ADC and its Affiliates to its and their respective manufacturers, distributors, and customers solely for purposes of their manufacture, distribution, and use of the products of ADC and its Affiliates.
Notwithstanding the licenses granted in this Section 6.4, ADC will have no right to and will not use, and MDT will have no obligation to disclose to ADC, any MDT Highly Confidential Information or

MDT Confidential Information except as expressly authorized under Sections 3.7 and Article 13 of this Agreement.”
5.Commercialization.
(a)The following is hereby added to the end of Section 7.1(a) (Commercialization Plan):
“Notwithstanding the foregoing, there shall be a separate Target Launch [***].”
(b)The following is hereby added to the end of Section 7.1(b) (JSC Approval):
“Within [***]after the Amendment 2 Effective Date or such timeframe as decided by the JSC, the Parties shall prepare and submit to the JSC for approval an amendment to the applicable Commercialization Plan to address [***].”
(c)Section 7.2(b) shall be deleted in its entirety and replaced with the following:
“(b) Designated Territories. Except as otherwise mutually agreed, MDT shall only Commercialize the ADC MDT Glucose Sensors in connection with Designated MDT Devices and in those Launch Countries in which ADC has made (i) the FreeStyle Libre 3 Plus Sensor available in the case of ADC MDT Glucose Sensors other than the DGK Sensors or (ii) [***]. Except as otherwise mutually agreed and without limiting the foregoing, MDT shall not Commercialize MDT Connected Pens with ADC MDT Glucose Sensors in a market unless AID integration with ADC MDT Glucose Sensors has been launched in such market.”
(d)Section 7.3(a)(i) shall be deleted in its entirety and replaced with the following:
(i)    During the Term, ADC shall not enter into any agreement with [***] (the “ADC Excluded Parties”) to supply to any of the ADC Excluded Parties ADC single analyte continuous glucose sensors or dual analyte continuous sensors measuring glucose and ketones customized to work exclusively with devices of any of the ADC Excluded Parties in the Territory, provided that the foregoing restriction shall automatically terminate as of the earliest to occur of any of the following events:”
(e)For the sake of clarity, Section 7.3(a)(i) subsections (A) through (C) of the Agreement shall remain intact and are not modified by this Amendment.
(f)Section 7.3(b) shall be deleted in its entirety and replaced with the following:
“(b) MDT Exclusivity. During the Term, MDT shall not purchase, market or distribute any single analyte continuous glucose sensors or dual analyte continuous sensors that measure glucose and ketones from [***].”
(g)The following is hereby added to the end of Section 7.4(b) (Packaging and Labeling):
“Notwithstanding the foregoing, ADC shall retain responsibility and full discretion with respect to the packaging and Labeling of the Libre-branded DGK Sensors.”
(h)The last sentence of Section 7.4(c) (Co-Branding) is hereby amended as follows:
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(i)The following is hereby added to the end of Section 7.4(c) (Co-Branding):
“Notwithstanding the foregoing, the Master Materials and Master Packaging for [***] shall not be co-branded and shall be branded only with the ADC Marks.”
(j)The following new Section 7.4(d) is hereby added to the Agreement:
“(d) Regulatory Approval of DGK Sensors. Until all required Regulatory Approvals in a Launch Country for the DGK Sensors are received, MDT shall not conduct any promotional or other Commercialization activities for the DGK Sensors in such Launch Country.”
(k)Section 7.5(b) is hereby amended to add [***]
(l)The following new Section 7.7 is hereby added to the Agreement:
“7.7 Commercialization of [***]. Notwithstanding anything to the contrary in this Agreement:
(a)    as between the Parties, ADC shall have the sole right to Commercialize (including accepting and filling customer orders and billing) the [***];
(b)    the license to MDT in Section 6.1(a) and any references to Commercialization by MDT in Article VII expressly excludes the Commercialization of the [***];
(c)    ADC shall have no obligation to supply and deliver to MDT and MDT shall have no obligation to purchase the [***]; and
(d)    the terms of Article IX and Article X shall not apply to the [***].”
(m)The following new Section 7.8 is hereby added to the Agreement:
“7.8 Commercialization of Co-Branded DGK Sensors. Notwithstanding anything to the contrary in this Agreement, the following shall apply with respect to Commercialization of the Co-branded DGK Sensors in [***]:
(a)    MDT shall not have the right to Commercialize any DGK Sensors in [***] until [***] has commenced.
(b)    during the [***], MDT shall have the right to Commercialize the Co-branded DGK Sensors solely in the Field of Use and shall not conduct any Commercialization of the Co-branded DGK Sensors outside of the Field of Use.
(c)    during the [***], the license to MDT in Section 6.1(a) and any references to Commercialization by MDT in Article VII expressly excludes, with respect to [***], any Commercialization of the Co-branded DGK Sensors outside of the Field of Use.
(d)    within [***] of the commencement of the [***] and within [***] of the end of each calendar quarter thereafter until commencement of the [***], the Division Vice President, Strategic Marketing from ADC will deliver to MDT an updated [***].

For clarity, the foregoing restrictions shall not apply during the [***].”
(n)The following new Section 7.9 is hereby added to the Agreement:
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6.Quality Agreement.
(a)The following is hereby added to the end of Section 8.1 (Negotiation of Quality Agreement):
“Within [***]after the Amendment 2 Effective Date or such timeframe as decided by the JSC, the Parties shall amend the Quality Agreement to address the DGK Sensors.”
(b)The following is hereby added to the end of Section 8.2(b):
“Notwithstanding the foregoing, with respect to the [***], ADC will provide all tier 1 customer support as well as any subsequent tiers of support.”
7.Supply of ADC MDT Glucose Sensors
(a)The following is hereby added to the end of Section 9.1:
“ADC’s obligation to supply the DGK Sensors [***] is contingent on receipt of all required Regulatory Approvals for such ADC MDT Glucose Sensors in the applicable Launch Country.”
8.Price and Payment Terms for Designated ADC Sensors
(a)Section 10.4(a) is hereby deleted and replaced with the following:
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(b)Schedule 10.6 of the Agreement is hereby deleted and replaced in its entirety with the contents of Exhibit A attached hereto.
9.Data Protection, Sharing and Use
(a)Section 11.2 is hereby amended in its entirety and replaced with the following:
“11.2 MDT Disclosure, Use and Processing of ADC Sensor Data. MDT has the right to Process ADC Sensor Data [***], provided that, unless ADC’s prior written consent has been obtained, MDT shall not have the right to: (a) Process, disclose, or otherwise use any Restricted ADC Sensor Data or Restricted DGK Sensor Data for the development of [***], (b) disclose or use any Restricted ADC Sensor Data or Restricted DGK Sensor Data for publications that make comparisons to any ADC sensor or Third Party continuous glucose or ketone monitoring devices, (c) disclose any Restricted ADC Sensor Data or Restricted DGK Sensor Data to Competitors; or (d) disclose any Restricted ADC Sensor Data or Restricted DGK Sensor Data to any Third Party except for purposes of patient treatment, payment or healthcare operations in accordance with HIPAA or other Applicable Laws. For clarity, MDT will have the right to Process any Restricted ADC Sensor Data or Restricted DGK Sensor Data for all purposes other than those set forth in (a) through (d) above, including for [***].”

10.Term, Termination and Certain Breaches
(a)Section 14.1 (Term) is hereby deleted in its entirety and replaced with the following:
“This Agreement shall commence on the Effective Date and continue for an initial term of seven (7) years after the Second Amendment Effective Date, unless earlier terminated in accordance with this Agreement (the “Initial Term”). Upon expiration of the Initial Term, and unless a Party has given written notice of nonrenewal at least twenty-four (24) months prior to expiration, this Agreement shall automatically renew for successive terms of two (2) years, unless earlier terminated in accordance with this Agreement (each a “Renewal Term” and together with the Initial Term, the “Term”). If either Party sends a notice of non-renewal, then within 6 months from when such notice is provided, MDT will have the option, in its sole discretion, to add a single 12-month wind-down period to the then current term, during which Section 10.2(a) and Section 10.2(b) shall not apply.”
(b)Section 14.4(c) is hereby amended by adding “(regardless of whether monitoring single or multiple analytes)” after “MDT or any of its Affiliates directly or indirectly acquires all or substantially all of the assets of an independent continuous glucose monitoring”.
(c)Section 14.6(b)(ii) is hereby amended to add “or ketone” after “glucose”.
11.Trademarks
(a)Section 6.3(a) (License to MDT) is hereby amended to replace the 6th sentence with the following:
“MDT agrees to use the ADC Sensor Trade Dress Marks in a Trademark manner in accordance with all guidelines for use provided by ADC, including the ADC Sensor Trade Dress Mark Use Guidelines set forth in Schedule 6.3(a), which may be amended by ADC from time to time, and to clearly identify ADC as the source when ADC Sensor Trade Dress Marks or imagery of ADC Sensors, ADC MDT Glucose Sensors, or other ADC circle sensors are used.”
(b)Section 6.3(c)(i) is hereby amended to add the following at the end of the section:
“ADC shall be the sole and exclusive owner of all right, title and interest in and to the name of the Co-branded DGK Sensors. If any Co-branded DGK Sensors name is a new name, such name shall be added to the Schedule 1.10A of ADC MDT Glucose Sensor Name Marks.”
12.Indemnification
(a)Section 16.2 (MDT Indemnification of ADC) is hereby amended to add the following after the end of clause “(g)”:
“or (h) [***].”
13.Schedules
(a)Schedule 1.7 is hereby amended to add the following ADC Marks:

(b)Schedule 1.7 is hereby amended to replace the description “(trade dress for Freestyle Libre 3 Plus)” with “(sensor shape and appearance trade dress)”.
(c)Schedule 6.3 attached hereto as Exhibit B is hereby added to the Agreement.
14.Miscellaneous
(a)No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.
(b)Conflicts. In the event of a conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern.
(c)Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.
(d)Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same agreement. Each Party acknowledges that an original signature or a copy thereof transmitted by facsimile or by PDF shall constitute an original signature for purposes of this Amendment.
{Signature Page Follows}

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed below.

Abbott Diabetes Care Inc. By: /s/ Chris Scoggins Name: Chris Scoggins Title: Executive Vice President Date: June 1, 2026 | 6:41:32 PM CDT	Medtronic MiniMed, Inc. By: /s/ Que Dallara Name: Que Dallara Title: Chief Executive Officer Date: June 1, 2026 | 7:51:14 PM CDT

EXHIBIT A
Schedule 10.6
EXAMPLE THRESHOLD AND PRICING CALCULATIONS
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EXHIBIT B
Schedule 6.3(a)
ADC SENSOR TRADE DRESS MARK USE GUIDELINES
The three-dimensional shape and appearance of ADC Sensors and ADC MDT Glucose Sensors are Abbott Trademarks ("ADC Sensor Trade Dress Marks")
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